UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  March 9, 2005


                         RIO VISTA ENERGY PARTNERS L.P.
             (Exact name of registrant as specified in its charter)


          Delaware               000-50394                20-0153267
          (State of              (Commission              (IRS Employer
          Organization)          File Number)             Identification No.)


          820 Gessner Road, Suite 1285
          Houston, Texas                                  77024
          (Address of principal executive offices)        (Zip Code)

                                 (713) 467-8235
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On March 9, 2005, the Board of Managers of Rio Vista GP LLC (the "General Partner"), as general partner of Rio Vista Energy Partners L.P. ("Rio Vista"), approved the Rio Vista 2005 Equity Incentive Plan (the "2005 Plan"). The 2005 Plan permits the grant of unit options, unit appreciation rights, restricted unit and phantom units to any person who is an employee (including to any executive officer) or consultant of Rio Vista or the General Partner or any affiliate of Rio Vista or the General Partner. The 2005 Plan provides that each outside manager of the General Partner shall be granted a unit option once each fiscal year for not more than 5,000 units, in an equal amount as determined by the Board of Managers. The aggregate number of common units authorized for issuance as awards under the Plan is 750,000. The Plan shall remain available for the grant of Awards until March 9, 2015, or such earlier date as the Board of Managers may determine. The Plan is administered by the Compensation Committee of the Board of Managers. In addition, the Board of Managers may exercise any authority of the Compensation Committee under the Plan. Under the terms of Rio Vista's First Amended and Restated Agreement of Limited Partnership and applicable rules of the Nasdaq Stock Market, no approval by the unitholders of Rio Vista is required. A copy of the Plan will be filed as an exhibit to Rio Vista's Form 10-K for the year ended December 31, 2004.


ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

     On March 9, 2005, the Board of Managers of the General Partner of Rio Vista approved the grant of options to purchase a total of 108,750 common units under Rio Vista's 2005 Equity Incentive Plan. Of the total number of options granted, 93,750 were granted to executive officers of the General Partner and 15,000 were issued to outside managers of the General Partner. The exercise price for the options is $12.5105 per share, which is the average of the high and low sales prices for Rio Vista common units as reported by the Nasdaq Stock Market on March 9, 2005. The options granted to executive officers were fully vested on the date of grant. The options granted to outside directors vest in equal monthly installments over a period of 12 months from the date of grant. All options become fully exercisable upon a change in control event and expire three years from the date of grant. These issuances were exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) thereof because the issuances do not involve any public offering of securities.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              RIO  VISTA  ENERGY  PARTNERS  L.P.

                              By:  Rio  Vista  GP  LLC,  its
                                   General  Partner

                                   By: /s/ Ian T. Bothwell
                                      ----------------------------------------
                                   Name:   Ian T. Bothwell
                                   Title:  Vice President,
                                           Chief Financial Officer, Treasurer,
                                           and Assistant Secretary, (Principal
                                           Financial and Accounting Officer)

Date:  March 11, 2005


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